MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

                      Supplement dated May 10, 2004
                to the Prospectus dated September 17, 2003


The Board of Directors of Merrill Lynch Pan-European Growth Fund (the
"Fund"), a series of Mercury Funds, Inc., has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for (i) the acquisition by the Fund of substantially all of the assets and assumption of substantially all of the liabilities of its master portfolio, Merrill Lynch Master Pan-European Growth Portfolio ("Master Pan-European Growth"), a series of Mercury Master Trust, in exchange for all of the Fund's beneficial interests in Master Pan-European Growth; and (ii) the acquisition by Merrill Lynch Eurofund ("Eurofund") of substantially all of the assets and assumption of substantially all of the liabilities of the Fund, in exchange for newly issued shares of beneficial interest, with a par value of $.10 per share, of Eurofund to be issued to the Fund for distribution to the stockholders of the Fund. After the completion of the Reorganization, the Fund will be terminated as a series of Mercury Funds, Inc.

The investment objectives of the Fund and Eurofund are substantially similar. The Fund seeks to provide stockholders with long-term capital growth and Eurofund seeks to provide stockholders with capital appreciation. Each Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies located in Europe.

The Agreement and Plan provides that, if the Reorganization takes place, stockholders of the Fund will be entitled to receive shares of the same class of common shares of Eurofund that have the same net asset value as the shares of the Fund held immediately prior to the Reorganization.

A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan has been called for July 13, 2004. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at the meeting is May 14, 2004. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the third calendar quarter of 2004.


CODE:	# 19034-0903SUP